EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned officers of Interlink-US-Network, Ltd. (the "Company") certifies, under the  standards set forth and solely for the purposes of 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge, the Quarterly Report on Form 10-Q of the Company for the three months ended March 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 21, 2010

                                     /s/ A. Frederick Greenberg

                                     -----------------------------------

                                     A. Frederick Greenberg

                                     Chief Executive Officer

                                      (Principal executive officer)

Dated: May 21, 2010

                                     /s/ Richard M. Greenberg

                                     -----------------------------------

                                     Richard M. Greenberg

                                     President, Secretary and Treasurer

                                      (Principal financial and accounting officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.